UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (date of earliest event reported): July 27, 2004

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

          Maryland                       1-13648               13-257-8432
(State or other jurisdiction of  (Commission file number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (845) 326-5600

Item 7. Financial Statements and Exhibits

(c) Exhibits

99 Press Release of Balchem Corporation dated July 27, 2004, reporting Balchem's financial results for the second quarter of 2004.

Item 12. Results of Operations and Financial Condition

On July 27, 2004, Balchem Corporation issued a press release announcing its financial results for the second quarter of 2004. A copy of the press release is attached as Exhibit 99 to this report.

The information in this report, including Exhibit 99, is being furnished and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.




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                                    SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                                                     BALCHEM CORPORATION


                                                     By:/s/ Dino A. Rossi
                                                     -------------------------
                                                     Dino A. Rossi, President,
                                                     Chief Executive Officer



Dated: July 27, 2004



EXHIBIT INDEX

Exhibit
No.          Description

99 Press Release of Balchem Corporation dated July 27, 2004, reporting Balchem's financial results for the second quarter of 2004.




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